Exhibit 99.1
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INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF DIRECTORS OF EQUITY ONE, INC.
North Miami Beach, Florida:

We have audited the accompanying statement of revenues and certain operating expenses (the "Statement") of Sheridan Plaza (the "Property") for the year ended December 31, 2002. This Statement is the responsibility of the management of Equity One, Inc. (the "Company"). Our responsibility is to express an opinion on the Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of a Form 8-K of the Company) as described in Note 1 to the Statement, and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, such Statement presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 to the Statement of Sheridan Plaza for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Certified Public Accountants

Miami, Florida
September 19, 2003

                                 SHERIDAN PLAZA
                              STATEMENT OF REVENUES
                         AND CERTAIN OPERATING EXPENSES
                             (Amounts in thousands)

                                                               Six Months Ended
                                                                 June 30, 2003           Year Ended
                                                                  (unaudited)         December 31, 2002
                                                             -------------------     -------------------
REVENUES:
   Minimum rental......................................             $     2,779            $      5,506
   Percentage rent payments............................                     283                      49
   Expense recoveries..................................                     951                   1,817
   Other property revenues.............................                       6                     107
                                                             -------------------    -------------------
       Total revenues..................................                   4,019                   7,479
                                                             -------------------    -------------------
CERTAIN OPERATING EXPENSES:
   Property Operating Expenses:
     Real estate taxes.................................                     631                   1,220
     Maintenance and repairs...........................                     367                     587
     Utilities.........................................                      94                     187
     Insurance.........................................                      85                     135
     Other operating...................................                     358                     660
                                                             -------------------    -------------------
       Total certain operating expenses................                   1,535                   2,789
                                                             -------------------    -------------------
EXCESS OF REVENUES OVER CERTAIN OPERATING EXPENSES.....             $     2,484            $      4,690
                                                             ===================    ===================

See accompanying notes to the statement of revenues and certain operating expenses.

                                 SHERIDAN PLAZA
                         NOTES TO STATEMENT OF REVENUES
                         AND CERTAIN OPERATING EXPENSES
                             (Dollars in thousands)


1.   ORGANIZATION AND BASIS FOR PRESENTATION

     The accompanying statement of revenues and certain operating expenses (the "Statement") relate to Sheridan Plaza (the "Property"), an approximately 452,000 square foot shopping center located in Hollywood, Florida. The Property was acquired effective July 14, 2003 by Equity One, Inc. (the "Company"). The Property was acquired for cash of approximately $75,300. The cash consideration was funded from cash on hand and the Company's existing revolving credit facility.

     The Statement is prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the Statement is not representative of the actual operations of the Property for the periods presented as revenues and certain operating expenses, which may not be directly attributable to the revenues and operating expenses expected to be incurred in future operations of the Property, have been excluded. Revenues and expenses not directly attributable to the future operations of the Property have been excluded. Such items include depreciation, amortization, interest expense, and interest income.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION

     Rental income comprises minimum rents, expense reimbursements and percentage rent payments. Rental income is recognized as earned. Expense reimbursements are recognized in the period that the applicable costs are incurred. The Property accounts for these leases as operating leases as the Property has retained substantially all risks and benefits of property ownership. Percentage rent is recognized when the tenant's reported sales have reached certain levels specified in the respective lease. USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     The results of operations for the six-month period ended June 30, 2003 are not necessarily indicative of the results that may be expected for the full year.

                                 SHERIDAN PLAZA
                         NOTES TO STATEMENT OF REVENUES
                         AND CERTAIN OPERATING EXPENSES
                             (Dollars in thousands)



3.   LEASING ACTIVITIES

          The  Property  has   noncancellable   operating  leases  with  tenants
     requiring monthly payments of specified minimum rent. A majority of the leases require reimbursement by the tenant of substantially all operating expenses of the Property. Future minimum rental commitments under the noncancellable operating leases at December 31, 2002 are as follows:

         Year Ending December 31,
         2003.............................        $ 5,572
         2004.............................          5,573
         2005.............................          5,227
         2006.............................          4,853
         2007.............................          3,823
         Thereafter.......................         12,770
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                                                 $ 37,818
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